UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS

(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY               12207-1002

(Address of principal executive offices) (Zip code)

Robert A. Benton

Nine Elk Street, Albany, NY 12207-1002

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Paradigm Funds

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Capital Appreciation Fund

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

December 31, 2007

Table of Contents

PARADIGM FUNDS

Letter to Shareholders

 2

Sector Allocation

             7

Performance Information

             9

Schedules of Investments

            13

Statements of Assets and Liabilities

            23

Statements of Operations

            23

Statements of Changes in Net Assets

25

Financial Highlights

27

NOTES TO FINANCIAL STATEMENTS

29

DISCLOSURE OF EXPENSES

34

ADDITIONAL INFORMATION

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            37

TRUSTEES & OFFICERS

38

2007 Annual Report  1

Letter to Shareholders

December 31, 2007

Market and Economic Overview

2007 was a volatile year for the stock market.  The Dow Jones Industrial Average, the S&P 500 and the Russell 2000 all surpassed their peaks reached in 2000 and set record highs in the third quarter.  Stocks gave back most of their gains in the fourth quarter, however, as the subprime mortgage crisis unfolded.  Financial services companies were hit especially hard; and our relative performance in 2007 was helped by our decision to limit investments in the financial services industry.  Large capitalization stocks outperformed small capitalization stocks, with the S&P 500 up 5.49% for the year, compared with a -1.57% return for the Russell 2000.

The credit crisis that began last summer has not yet subsided, and watching the stock market over the first few weeks of 2008 has been difficult.  We believe the beginnings of a solution have already come into place, however, in the form of the large capital infusions that Asian and Middle Eastern investment funds have made into distressed American financial institutions.  The speed with which these funds have invested is, in our opinion, a very good sign for the health of the system.

The housing boom, and the burgeoning asset-backed securities market on Wall Street, opened up a whole new segment of the population to home ownership: the so-called "subprime" sector.  At the time, this was hailed as a good thing, and in moderation, it probably would have been a good thing.  However, the ability of mortgage companies to securitize or sell-off subprime mortgages created enormous incentives to generate volume at the expense of credit quality.  The proliferation of low documentation loans and adjustable rate mortgages with unrealistically low teaser rates was symptomatic of the problem.  This was itself exacerbated by the use of stock options to reward the leadership and managers of these companies, who were incentivized to focus on getting their stock prices up through quarterly earnings releases, as opposed to focusing on the long-term consequences of lax lending standards.   In fact, the chairman of Countrywide Financial, the largest home lender in the US, realized hundreds of millions of dollars of stock options in 2005 and 2006.  Now in distress, his company is in the process of being sold to Bank of America for a fraction of its former value.

Dozens of mortgage lenders fell into distress or bankruptcy in 2007, and many of the largest financial institutions in the country, key underwriters of securitized mortgage products, have since been forced to take mammoth losses because of the collapse of the subprime market.  Several, including Citigroup, Merrill Lynch, Morgan Stanley and UBS, have also been forced to raise capital on what we believe are very unattractive terms from foreign investment funds.

This may (and should) seem embarrassing to Americans.  But in our opinion, it is clearly the best alternative at this point in time, and the lack of foreign capital would be much worse for our country.  These funds have long-term investment horizons, and the weak dollar, along with the country's temporary distress, has put the US equity markets on sale, from the point of view of foreign investment funds.  From our point of view, the influx of foreign capital greatly reduces the magnitude of the credit contraction the United States will experience, because it allows the country's large financial institutions to continue to lend money and underwrite businesses.

Like everyone else, we do not know how long this downturn will last, and we remain cautious.  But we are value investors with a long-term investment horizon and remain focused on executing our disciplined, bottom-up stock selection process.

In closing, we would like to thank all of our shareholders for their continued trust and confidence.

2007 Annual Report  2

Paradigm Value Fund

Portfolio Performance

The Paradigm Value Fund (the "Fund") generated a return of 5.03% in 2007 compared to the -9.78% decline for its small cap benchmark, the Russell 2000 Value Index.  The Fund's three-year annualized return is 14.40% vs. 5.27% for the Russell 2000 Value Index.  Since inception, the Fund's annualized return is 26.03% vs. 15.80% for the Russell 2000 Value Index.

Portfolio Overview

Industrials were the top contributing sector to returns in 2007, driven primarily by favorable stock selection.  The global economic boom and infrastructure build-out combined with robust defense and aerospace markets were the primary macroeconomic drivers.  Four out of our top six performers in 2007 were in the Industrial sector.  These include Woodward Governor, which manufactures fuel injection systems and ancillary products for aircraft engines and industrial turbines; Kaman Corp., which manufactures helicopter components and also has an industrial distribution business; United Industrial Corp., a maker of unmanned drones; and Sequa, which owns a highly profitable engine parts refurbisher called Chromalloy.  United Industrial was purchased by Textron this year.  Sequa was taken private in an LBO by the Carlyle Group.

Energy was our second-strongest sector in 2007.  The continued surge in oil prices favorably impacted a number of our holdings.  Most notable was Atwood Oceanics, an offshore drilling rig operator.  Whiting Petroleum was another top performer, driven by successful exploration and production in the continental United States.

Consumer Discretionary and Financials were two other sectors that contributed to our higher performance than our benchmark.  In the Consumer Discretionary sector, our holdings declined slightly, but significantly outperformed the benchmark.  Drew Industries and Pre-Paid Legal Services (which were sold before the softening in consumer spending in the fourth quarter) were among our top ten performers this year.  Our decision to underweight the Financials sector also had a material positive contribution to our relative returns.  Financials were hit hard by the subprime meltdown and resulting turmoil in the credit markets, and the sector was the second-worst performing sector in the Russell 2000 Value index.

Information Technology was our most challenging sector in 2007, due to stock selection.  Rogers Corp, a supplier of specialty materials and components to the communications and computer markets, was sold off as a large cell phone program declined faster than expected and pricing came under pressure.  Imergent, an e-commerce solutions provider, faced legal issues related to their marketing practices.  Both Rogers and Imergent were bottom five performers in the portfolio, and we have exited both positions.

The Materials sector was another negative contributor to relative returns in 2007.  Mercer International and Innospec both had tough years.  Innospec, a fuel additives and specialty chemical producer, experienced stiff competition and pricing pressure, while Mercer suffered from weakness in the paper industry.  The portfolio of stocks in the Materials sector also lagged the benchmark due to the lack of exposure to fertilizer producers CF Industries and Terra Industries, both of which appreciated over 300% and drove the majority of the benchmark return in the Materials sector.

2007 Annual Report  3

Paradigm Select Fund

Portfolio Performance

The Paradigm Select Fund (the "Fund") generated a return of 5.57% in 2007, compared to the -1.57% decline for its small cap benchmark, the Russell 2000 Index.  Since inception, the Fund's annualized return is 12.91% vs. 6.80% for the Russell 2000 Index.

Portfolio Overview

The Industrial sector was the top contributing sector to returns in 2007, driven primarily by favorable stock selection.  The global economic boom and infrastructure build-out combined with robust defense spending were the main macroeconomic drivers.  Three out of our top five performers in 2007 were from the Industrial sector, including Woodward Governor, Robbins & Myers and United Industrial.  Woodward Governor manufactures fuel injection systems and ancillary products for aircraft engines and industrial turbines.  Robbins & Myers makes drill pumps for the oil and gas industry, and various industrial equipment and packaging products for a variety of industries.  United Industrial manufactures unmanned drones for the military. United Industrial was acquired by Textron Corp. in the fourth quarter.

Energy was our second-strongest sector in 2007.  The continued surge in oil prices favorably impacted a number of our holdings, including Denbury Resources and Whiting Petroleum.  Denbury Resources is a domestic oil and gas producer that uses carbon dioxide flooding to extract excess oil from mature fields.  This enhanced recovery technique is more costly than simply drilling for oil in straight wells, but is advantageous to a good operator because older oil fields tend to sell on the cheap.  In a period of rising oil prices, carbon dioxide flooding can be highly profitable, because the higher cost of extraction is more than offset by higher realized oil prices.  Whiting Petroleum is a highly successful domestic exploration and production company.

The Financial sector was a major contributor to relative returns in 2007, due to both favorable stock selection and our decision to significantly underweight the sector.

Information Technology was our most challenging sector in 2007, due to unfavorable stock selection.   Rogers Corp, a supplier of specialty materials and components to the communications and computer markets, was sold off as a large cell phone program declined faster than expected and pricing came under pressure.  Convergys Corp, a business process outsourcing company, experienced steeper than expected losses in their emerging employee care business, and slowing growth and margin pressure in their core call center and billing divisions.  Finally, we took losses in Moneygram, a global funds transfer business, after it became apparent that management had invested a significant portion of the company's float into subprime assets.

The Materials sector was another negative contributor to our relative returns, due to poor stock selection.  Neenah Paper suffered from challenging market conditions in the paper industry and was one of our bottom five performers.  Eagle Materials, a building materials manufacturer, missed expectations due to continued weakness in the housing market.  The portfolio also lagged due to the lack of exposure to fertilizer producers CF Industries and Terra Industries, which appreciated over 300% and drove the majority of the benchmark return in the Materials sector.

2007 Annual Report  4

Paradigm Opportunity Fund

Portfolio Performance

The Paradigm Opportunity Fund (the "Fund") generated a return of 1.85% in 2007 compared to a -1.57% decline for its small cap benchmark, the Russell 2000 Index.  Since inception, the Fund's annualized return is 6.89% vs. 6.80% for the Russell 2000 Index.

Portfolio Overview

Technology was the top contributing sector in 2007, driven primarily by favorable stock selection.  After underperforming the broad market over the past 5 years, we felt that the sector offered compelling value and were able to capitalize on several interesting opportunities.  Five of our top ten performers for the year were in the Technology sector.  Our top performer was Aspen Technology, a provider of software solutions to the oil & gas, chemical, engineering, and construction markets.  Strong products, a lean cost structure, and robust demand drove earnings that significantly exceeded analysts expectations for the year.  Radiant Systems, a point of sale software and hardware provider to the hospitality, retail, and entertainment markets, was our second best performer in 2007.

Health Care was the second major contributor to portfolio returns, driven primarily by our decision to overweight the sector in 2007.  Similar to Technology, we were able to identify several compelling opportunities and felt the sector offered defensive characteristics in a slowing economic environment.  Our two top-performing Health Care stocks were Respironics and Axcan Pharma.  Both companies posted results above expectations for the first three quarters of the year and then received takeout offers in the fourth quarter.  Axcan, a specialty pharmaceutical company focused on the gastroenterology market, plans to be acquired by TPG Capital.   Respironics, a respiratory device manufacturer, plans to be acquired by Philips.

Financials was another positive contributor to our returns against those of the benchmark due to our decision to underweight the sector, as well as due to our favorable stock selection.  Highland Hospitality, a hotel real estate investment trust, was one of our top ten performers and was acquired by private equity investors.  Our worst-performing stock in 2007, MCG Capital, a business development company, did, however, negatively impact returns in the sector.  While the company reported results in-line with expectations throughout the year, concerns in the financial and credit markets led to a dramatic reduction in the company's market value.

The Materials sector was our most challenging sector in 2007.  We underweight the sector, which was the top performing sector in the benchmark, and our holdings significantly underperformed.  Our lack of exposure to metals and mining hurt performance.  In the Chemical industry, the major driver of the benchmark performance were two stocks that returned over 300% in 2007 - CF Industries and Terra Industries.  Unfortunately, we did not own these fertilizer manufacturers, which benefited greatly from increased corn production.

The Fund also underperformed in the Energy sector despite the acquisition of Hydril, an oil & gas production equipment manufacturer.  We had no exposure to the oil exploration and production companies, which proved to be a mistake as oil prices rocketed to $100 during the year.  Unit Corp, a land driller and natural gas producer, underperformed in 2007 due to execution issues in the exploration and production business and a slowing U.S. land drilling market.

2007 Annual Report  5

Paradigm Capital Appreciation Fund

Portfolio Performance

The Paradigm Capital Appreciation Fund (the "Fund") generated a return of -4.34% in 2007 compared to a +5.60% increase for its mid-cap benchmark, the Russell Mid-Cap Index.

Portfolio Overview

Energy was the top performing sector in the Fund's portfolio in 2007, driven primarily by favorable stock selection.  The fund also benefited from underweighting the benchmark, 5.4% vs. 7.9%.  Overall, the Fund experienced strong returns in this sector as the only holdings in this sector were two of the top three overall contributors to the sector's performance.  Denbury Resources returned 75% in 2007 while Helmerich & Payne returned 74%.

Health Care was the second best contributing sector to the returns of the Fund in 2007.  This sector of our portfolio was comprised of four holdings, and the fund benefitted from a slight overweight in this better performing index sector.  Sierra Health Services, the eighth largest contributor overall to the Fund's return, had a 17% return in 2007.

Telecommunication Services also contributed to the Fund's overall performance as the Fund's sector outperformed the index sector by 21% for 2007. The Fund's only holding in this sector, Telephone & Data Systems returned 16% in 2007.

Financials was the Fund's most challenging sector in 2007 due to unfavorable stock selection.  The Fund underperformed the index sector with four of the bottom ten lowest performing stocks in our portfolio being in this sector.  CIT Group, Huntington Bancshares, MGIC Investment Corporation, and Student Loan Corporation all performed poorly.  Three of the four positions were exited by year end, retaining only CIT Group.  We believe the remaining financial holdings have minimal exposure to the subprime debacle, or to any purported credit crunch.

Consumer Discretionary was also a trying sector in 2007 due to unfavorable stock selection.  The Fund's portfolio in this sector greatly underperformed the index sector as most holdings were negative performers.  In addition, the three lowest performing stocks overall in our portfolio were from this sector.  Office Depot, Pool Corporation, and Brunswick Corporation all underperformed.  The holdings in the portfolio are 'franchise' names, all with strong emphasis on cash flow generation and focused on market share gains.  Though financial results were disappointing, we believe they were not as bad as the severe reaction by the equity markets on their stocks.

2007 Annual Report  6

Paradigm Funds (Unaudited)

PARADIGM VALUE FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PARADIGM SELECT FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

2007 Annual Report  7

Paradigm Funds (Unaudited)

PARADIGM OPPORTUNITY FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PARADIGM CAPITAL APPRECIATION FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

2007 Annual Report  8

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2007

December 31, 2007 NAV $49.27

                    Since

                                                        1 Year(A)         3 Years(A)         5 Years(A)        Inception(A)

Paradigm Value Fund

        5.03%

      14.40%

                  26.03%

                                26.03%

Russell 2000 Value Index(B)

       (9.78)%

        5.27%

                  15.80%

                                15.80%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Annual Report  9

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2007

December 31, 2007 NAV $27.91

   Since

1 Year(A)

3 Year(A)

Inception(A)

Paradigm Select Fund

              5.57%

12.91%

   12.91%

Russell 2000 Index(B)

(1.57)%

  6.80%

     6.80%

Russell 2500 Index(C)

 1.38%

  1.38%

     8.38%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

(C) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Annual Report  10

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2007

December 31, 2007 NAV $22.94

   Since

1 Year(A)

3 Year(A)

Inception(A)

Paradigm Opportunity Fund

 1.85%

 6.89%

   6.89%

Russell 2000 Index(B)

             (1.57)%

 6.80%

   6.80%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Annual Report  11

Paradigm Capital Appreciation Fund (Unaudited)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Period Ended December 31, 2007

December 31, 2007 NAV $19.10

             Since

                     Inception(A)

Paradigm Capital Appreciation Fund

(4.34)%

Russell MidCap Index(B)

                         5.60%

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Capital Appreciation Fund was January 1, 2007.

(B) The Russell MidCap® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Annual Report  12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Ball & Roller Bearings
74,600	NN Inc.	$ 702,732	0.60%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties
48,500	Corn Products International Inc.	1,782,375	1.53%

Chemical & Allied Products
53,600	Arch Chemicals Inc.	1,969,800
59,000	Innospec Inc.	1,012,440
		2,982,240	2.57%

Construction Machinery & Equip
89,700	A.S.V. Inc. *	1,242,345	1.07%

Crude Petroleum & Natural Gas
196,300	Harvest Natural Resources Inc. *	2,453,750
47,000	Swift Energy Co. *	2,069,410
52,800	Whiting Petroleum Corp. *	3,044,448
		7,567,608	6.51%

Deep Sea Foreign Transportation of Freight
24,800	Seacor Holdings Inc. *	2,299,952	1.98%

Drilling Oil & Gas Wells
35,000	Atwood Oceanics Inc. *	3,508,400	3.02%

Electric Services
64,000	Portland General Electric Co.	1,777,920	1.53%

Electrical Industrial Apparatus
38,800	Woodward Governor Co.	2,636,460	2.27%

Electronic Components, NEC
102,800	Hutchinson Technology Inc. *	2,705,696
120,350	Spectrum Control Inc. *	1,844,966
		4,550,662	3.91%

Food and Kindred Products
112,950	Flowers Foods Inc.	2,644,159	2.27%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
101,200	JAKKS Pacific Inc. *	2,389,332	2.06%

Greeting Cards
62,435	CSS Industries Inc.	2,291,365	1.97%

Hospital & Medical Service Plans
66,300	Molina Healthcare Inc. *	2,565,810	2.21%

Household Furniture
77,400	Tempur Pedic International Inc.	2,010,078	1.73%

In Vitro & In Vivo Diagnostic Substances
177,000	Trinity Biotech plc * **	1,205,370	1.04%

Industrial Instruments For Measurement, Display and Control
12,000	K-Tron International Inc. *	1,431,000	1.23%

Industrial Organic Chemicals
90,800	Sensient Technologies Corp.	2,567,824	2.21%

Life Insurance
8,100	National Western Life Insurance Co.	1,679,697	1.44%

Metal Cans
43,000	Silgan Holdings Inc.	2,233,420	1.92%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
112,800	USEC Inc. *	1,015,200	0.87%

Miscellaneous Chemical Products
66,700	WD-40 Co.	2,532,599	2.18%

Miscellaneous Industrial & Commercial Machinery & Equipment
48,200	Curtiss-Wright Corp.	2,419,640	2.08%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  13

Paradigm Value Fund

		Schedule of Investments
		December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Motor Vehicle Parts & Accessories
84,500	Noble International Ltd.	$ 1,378,195
108,600	Superior Industries International Inc.	1,973,262
		3,351,457	2.88%

National Commercial Banks
77,000	Nara Bancorp Inc.	898,590	0.77%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
64,000	Steris Corp.	1,845,760	1.59%

Pharmaceutical Preparations
74,000	Alpharma Inc.	1,491,100
79,700	K V Pharmaceutical Co. Class A *	2,274,638
		3,765,738	3.24%

Railroads, Line-Haul Operating
32,700	Kansas City Southern * +	1,122,591	0.97%

Retail - Auto Dealers & Gasoline Stations
80,600	Penske Automotive Group, Inc.	1,407,276	1.21%

Retail - Drug Store and Proprietary Stores
90,000	PetMed Express Inc. *	1,089,000	0.94%

Retail - Eating Places
45,300	CKE Restaurants Inc.	597,960	0.51%

Rolling, Drawing & Extruding of Nonferrous Metals
33,800	RTI International Metals Inc. *	2,329,834	2.00%

Savings Institution, Federally Chartered
100,000	United Financial Bancorp	1,110,000
173,000	Westfield Financial Inc.	1,678,100
		2,788,100	2.40%

Security Brokers, Dealers & Flotation Companies
171,700	LaBranche & Co. Inc. *	865,368	0.74%

Services - Automotive Repair, Service & Parking
97,200	Monro Muffler Brake Inc.	1,894,428	1.63%

Services - Business Services
267,600	CBIZ Inc. *	2,625,156
109,000	Premiere Global Services, Inc. *	1,618,650
		4,243,806	3.65%

Services - Computer Programming Services
174,300	Ness Technologies Inc. * **	1,608,789	1.38%

Services - Hospitals
39,200	Magellan Health Services Inc. *	1,827,896
110,500	Rehabcare Group Inc. *	2,492,880
		4,320,776	3.72%

Services - Prepackaged Software
99,600	Epicor Software Corp. *	1,173,288	1.01%

Sporting & Athletic Goods, NEC
375,400	Cybex International Inc. *	1,711,824	1.47%

Surety Insurance
87,700	Assured Guaranty Ltd. **	2,327,558	2.00%

Surgical & Medical Instruments & Apparatus
99,200	Cantel Medical Corp. *	1,446,336	1.24%

Telephone Communications
110,000	iBasis Inc. *	564,300	0.49%

Trucking (No Local)
35,000	Arkansas Best Corp.	767,900	0.66%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

+ Portion held as collateral for balance due to broker.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  14

Paradigm Value Fund

	Schedule of Investments
	December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Water, Sewer, Pipeline, Comm & Power Line Construction
17,250	Preformed Line Products Co.	$ 1,034,482	0.89%

Wholesale - Durable Goods
47,000	School Specialty, Inc. *	1,623,850	1.40%

Wholesale - Machinery, Equipment & Supplies
64,400	Kaman Corp.	2,370,564	2.05%

Wholesale - Medical, Dental & Hospital Equipment & Supplies
53,000	Owens & Minor Inc.	2,248,790	1.94%

Wood Household Furniture
45,000	Ethan Allen Interiors Inc.	1,282,500	1.10%

Total for Common Stock (Cost $95,151,449)		$ 104,717,053	90.08%

CLOSED-END FUNDS
140,000	Harris & Harris Group, Inc. *	1,230,600	1.06%
	(Cost $1,823,849)

REAL ESTATE INVESTMENT TRUSTS
293,600	MFA Mortgage Investments Inc.	2,715,800	2.34%
	(Cost $2,402,297)

CASH EQUIVALENTS
6,920,071	SEI Daily Income Treasury Government CL B 4.25% ***	6,920,071	5.95%
	(Cost $6,920,071)

Total Investment Securities		115,583,524	99.43%
	(Cost $106,297,666)

Other Assets In Excess of Liabilities		663,013	0.57%

Net Assets		$ 116,246,537	100.00%

*Non-Income Producing Securities.

***Variable Rate Security; the rate shown was the rate at

December 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Biological Products, (No Diagnostic Substances)
2,600	Invitrogen Corp. *	$ 242,866	2.19%

Blankbooks, Looseleaf Binders & Bookbinding & Related Work
5,100	Deluxe Corp.	167,739	1.51%

Canned, Fruits, Vegetables, Preserves, Jams & Jellies
3,200	The J. M. Smucker Company	164,608	1.48%

Communications Equipment
8,100	Checkpoint Systems Inc. *	210,438	1.89%

Crude Petroleum & Natural Gas
10,200	Denbury Resources Inc. *	303,450
4,100	Plains Exploration & Production Company *	221,400
4,500	Whiting Petroleum Corp. *	259,470
		784,320	7.06%

Electric & Other Services Combined
9,400	CMS Energy Corp.	163,372	1.47%

Electric Services
23,400	Dynegy Inc. *	167,076
6,200	Energy East Corp.	168,702
7,100	Portland General Electric Co.	197,238
		533,016	4.80%

Electrical Industrial Apparatus
3,700	Woodward Governor Co.	251,415	2.26%

Electronic Components & Accessories
11,100	AVX Corp.	148,962	1.34%

Fabricated Rubber Products
4,800	Carlisle Companies Inc.	177,744
3,700	West Pharmaceutical Services, Inc.	150,183
		327,927	2.95%

Fire, Marine & Casualty Insurance
550	Alleghany Inc. *	221,100
5,800	American Financial Group Inc.	167,504
5,400	Harleysville Group Inc.	191,052
4,100	Midland Co.	265,229
		844,885	7.61%

Food & Kindred Products
10,175	Flowers Foods Inc.	238,197	2.14%

Guided Missiles & Space Vehicles & Parts
1,500	Alliant Techsystems Inc. *	170,640	1.54%

Household Furniture
6,600	Tempur Pedic International Inc.	171,402	1.54%

Insurance Agents, Brokers & Service
6,000	Arthur J Gallagher & Co.	145,140	1.31%

Life Insurance
13,300	Phoenix Companies Inc.	157,871	1.42%

Meat Packing Plants
4,900	Hormel Foods Corp.	198,352	1.79%

Miscellaneous Fabricated Metal & Fixtures
12,200	Mueller Water Products, Inc.	121,634	1.09%

Miscellaneous Furniture & Fixtures
2,900	Hillenbrand Industries Inc.	161,617	1.45%

Miscellaneous Industrial & Commercial Machinery & Equipment
4,800	Curtiss-Wright Corp.	240,960	2.17%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  16

Paradigm Select Fund

	Schedule of Investments
	December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Motor Vehicles Parts & Accessories
6,300	CLARCOR Inc.	$ 239,211	2.15%

National Commercial Banks
9,700	FirstMerit Corp.	194,097	1.75%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
5,900	Steris Corp.	170,156	1.53%

Pharmaceutical Preparations
5,700	K V Pharmaceutical Co. Class A *	162,678	1.46%

Plastics Products
4,000	AptarGroup Inc.	163,640	1.47%

Pumps & Pumping Equipment
3,900	Robbins & Myers Inc.	294,957	2.66%

Radiotelephone Communications
3,800	Telephone & Data Systems Inc.	218,880	1.97%

Railroad, Line-Haul Operating
5,100	Kansas City Southern *	175,083	1.58%

Retail - Auto Dealers & Gasoline Stations
7,800	Penske Automotive Group, Inc.	136,188	1.23%

Retail - Retail Stores
6,400	Petsmart Inc.	150,592	1.36%

Rolling, Drawing & Extruding of Nonferrous Metals
2,500	RTI International Metals Inc. *	172,325	1.55%

Security & Commodity Brokers, Dealers, Exchanges & Services
8,100	Interactive Data Corporation	267,381	2.41%

Semiconductors & Related Devices
2,700	Cabot Microelectronics Corp. *	96,957	0.87%

Services - Business Services
15,900	Premiere Global Services Inc. *	236,115	2.13%

Services - Computer Integrated Systems Design
8,400	Convergys Corp. *	138,264
12,300	Tyler Technologies Inc. *	158,547
		296,811	2.67%

Services - Help Supply Services
9,800	True Blue Inc. *	141,904	1.28%

Services - Hospitals
3,800	Magellan Health Services Inc. *	177,194	1.60%

Services - Misc Health & Allied Services, NEC
5,400	Lincare Holdings Inc. *	189,864	1.71%

Services - Personal Services
7,400	Jackson Hewitt Tax Service Inc.	234,950	2.11%

Services - Prepackaged Software
8,500	Epicor Software Corp. *	100,130	0.90%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
5,000	Church & Dwight Co., Inc.	270,350	2.43%

Special Industry Machinery (No Metalworking Machinery)
6,400	Pentair Inc.	222,784	2.01%

Special Industry Machinery
3,400	Varian Semiconductor Equipment Associates Inc. *	125,800	1.13%

State Commercial Banks
4,300	Wilmington Trust Corporation	151,360	1.36%

Surety Insurance
8,500	Assured Guaranty Ltd. **	225,590	2.03%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  17

Paradigm Select Fund

	Schedule of Investments
	December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Water Transportation
3,500	Alexander & Baldwin Inc.	$ 180,810	1.62%

Wholesale - Electronic Parts & Equipment
4,500	Avnet Inc. *	157,365	1.42%

Total for Common Stock (Cost $9,300,466)		$ 10,598,533	95.40%

REAL ESTATE INVESTMENT TRUSTS
21,000	MFA Mortgage Investments Inc.	194,250	1.75%
	(Cost $168,833)

CASH EQUIVALENTS
311,123	SEI Daily Income Treasury Government CL B 4.25% ***	311,123	2.80%
	(Cost $311,123)

Total Investment Securities		11,103,906	99.95%
	(Cost $9,780,422)

Other Assets in Excess of Liabilities		5,137	0.05%

Net Assets		$ 11,109,043	100.00%

*Non-Income Producing Securities.

***Variable Rate Security; the rate shown was the rate at

December 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  18

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Adhesives & Sealants
6,100	HB Fuller Co.	$ 136,945	2.44%

Blankbooks, Looseleaf Binders & Bookbinding & Related Work
2,500	Deluxe Corp.	82,225	1.47%

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
2,200	Corn Products International Inc.	80,850	1.44%

Chemicals & Allied Products
2,200	Arch Chemicals Inc.	80,850	1.44%

Computer Services Software
9,400	Aspen Technology Inc. *	152,468	2.72%

Crude Petroleum & Natural Gas
3,000	Unit Corp. *	138,750	2.47%

Electric Services
5,200	Portland General Electric Co.	144,456	2.57%

Electromedical & Electrotherapeutic Apparatus
7,200	Cutera Inc. *	113,040	2.01%

Electronic Components, NEC
9,500	Spectrum Control Inc. *	145,635	2.59%

Fabricated Rubber Products
2,200	Carlisle Companies Inc.	81,466	1.45%

Fire, Marine & Casualty Insurance
4,800	American Financial Group Inc.	138,624	2.47%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
3,400	JAKKS Pacific Inc. *	80,274	1.43%

Gas & Other Services Combined
5,500	Vectren Corp.	159,555	2.84%

Household Furniture
3,000	Tempur Pedic International Inc.	77,910	1.39%

In Vitro & In Vivo Diagnostic Substances
17,900	Trinity Biotech plc * **	121,899	2.17%

Laboratory Analytical Instruments
5,500	PerkinElmer Inc.	143,110	2.55%

Miscellaneous Electrical Machinery, Equipment & Supplies
15,300	GSI Group Inc. *	141,372	2.52%

Motor Vehicles Parts & Accessories
2,900	CLARCOR, Inc.	110,113	1.96%

National Commercial Banks
2,600	First Midwest Bancorp Inc.	79,586	1.42%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
3,000	Respironics Inc. *	196,440
5,300	Steris Corp.	152,852
		349,292	6.22%

Pharmaceutical Preparations
6,500	K V Pharmaceutical Co. *	185,510
6,600	Sciele Pharma Inc. *	134,970
		320,480	5.71%

Radio & TV Broadcasting & Communications Equipment
4,800	ViaSat Inc. *	165,264	2.94%

Retail - Auto Dealers & Gasoline Stations
7,300	Penske Automotive Group, Inc.	127,458	2.27%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  19

Paradigm Opportunity Fund

	Schedule of Investments
	December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Retail - Miscellaneous Retail
3,400	Cash America International, Inc.	$ 109,820	1.96%

Retail - Retail Stores
5,100	Petsmart Inc.	120,003	2.14%

Retail - Variety Stores
4,200	BJ's Wholesale Club Inc. *	142,086	2.53%

Services - Business Services
8,900	Premiere Global Services Inc. *	132,165	2.35%

Services - Computer Integrated Systems Design
5,100	Convergys Corp. *	83,946
9,300	Radiant Systems Inc. *	160,239
		244,185	4.35%

Services - Computer Programming Services
7,100	JDA Software Group Inc. *	145,266
15,500	Ness Technologies Inc. * **	143,065
		288,331	5.14%

Services - Hospitals
900	Magellan Health Services Inc. *	41,967	0.75%

Services - Miscellaneous Health & Allied Services, NEC
5,300	NightHawk Radiology Holdings, Inc. *	111,565	1.99%

Services - Motion Picture Theaters
7,100	Regal Entertainment Group	128,297	2.29%

Service - Prepackaged Software
9,600	Epicor Software Corp. *	113,088
8,100	Parametric Technology Corp. *	144,585
		257,673	4.59%

Special Industry Machinery
2,300	Varian Semiconductor Equipment Associates Inc. *	85,100	1.52%

Sporting & Athletic Goods, NEC
33,600	Cybex International Inc. *	153,216	2.73%

Surgical & Medical Instruments & Apparatus
2,800	Orthofix International NV *	162,316	2.90%

Telephone Communications (No Radiotelephone)
14,400	PAETEC Holding Corp. *	140,400	2.50%

Wholesale - Drugs, Proprietaries & Druggists' Sundries
7,100	Axcan Pharma Inc. *	163,300	2.91%

Total for Common Stock (Cost $5,247,485)		$ 5,452,046	97.14%

CASH EQUIVALENTS
179,320	SEI Daily Income Treasury Government CL B 4.25% ***	179,320	3.19%
	(Cost $179,320)

Total Investment Securities		5,631,366	100.33%
	(Cost $5,426,805)

Liabilities In Excess of Other Assets		(18,786)	-0.33%

Net Assets		$ 5,612,580	100.00%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

***Variable Rate Security; the rate shown was the rate at

December 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  20

Paradigm Capital Appreciation Fund

		Schedule of Investments
		December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Ball & Roller Bearings
4,350	Timken Co.	$ 142,898	3.31%

Beverages
5,350	Constellation Brands Inc. *	126,474	2.93%

Biological Products, (No Diagnostic Substances)
1,700	Invitrogen Corp. *	158,797	3.68%

Computer Communications Equipment
12,700	Brocade Communications Systems Inc. *	93,218	2.16%

Crude Petroleum & Natural Gas
7,400	Denbury Resources Inc. *	220,150	5.11%

Drilling Oil & Gas Wells
4,650	Helmerich & Payne Inc.	186,325	4.32%

Electric Lighting & Wiring Equipment
2,550	Hubbell Inc. Class B	131,580	3.05%

Electric Services
15,400	Dynegy Inc. *	109,956	2.55%

Electronic Components & Accessories
10,500	Vishay Intertechnology Inc. *	119,805	2.78%

Electronic Computers
2,500	Teradata Corporation *	68,525	1.59%

Engines & Turbines
3,500	CIT Group, Inc.	84,105	1.95%

Finance Lessors
3,750	Brunswick Corp.	63,938	1.48%

Finance Services
4,108	Metavante Technologies, Inc.	95,799	2.22%

Fire, Marine & Casualty Insurance
1,275	Everest Re Group Ltd.	128,010
3,950	HCC Insurance Holdings Inc.	113,286
		241,296	5.60%

Hospital & Medical Service Plans
3,150	Sierra Health Services Inc. *	132,174	3.07%

Household Audio & Video Equipment
1,300	Harman International Industries Inc.	95,823	2.22%

Ice Cream & Frozen Desserts
4,075	Dean Foods Co. *	105,379	2.44%

Instruments For Meas & Testing of Electricity & Elec Signals
7,625	Teradyne Inc. *	78,843	1.83%

Investment Advice
1,450	Legg Mason Inc.	106,067	2.46%

Land Subdividers & Developers (No Cemeteries)
4,400	The St. Joe Company	156,244	3.62%

Meat Packing Plants
3,450	Hormel Foods Corp.	139,656	3.24%

Mining Machinery & Equipment (No Oil & Gas Field Mach & Equip)
2,450	Joy Global, Inc.	161,259	3.74%

Motor Vehicles & Passenger Car Bodies
2,275	Oshkosh Truck Corp.	107,517	2.49%

National Commercial Banks
6,100	Huntington Bancshares Inc.	90,036	2.09%

Operative Builders
4,400	Toll Brothers Inc. *	88,264	2.05%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  21

Paradigm Capital Appreciation Fund

	Schedule of Investments
	December 31, 2007
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Paints, Varnishes, Lacquers, Enamels & Allied Prods
5,625	RPM International Inc.	$ 114,187	2.65%

Radiotelephone Communications
2,450	Telephone & Data Systems Inc.	141,120	3.27%

Retail - Miscellaneous Shopping Goods Stores
6,650	Office Depot, Inc. *	92,502	2.15%

Services - Computer Integrated Systems Design
2,375	Computer Sciences Corp. *	117,491	2.73%

Services - Misc Health & Allied Services, NEC
3,200	Lincare Holdings Inc. *	112,512	2.61%

State Commercial Banks
3,550	Associated Banc-Corp	96,169
2,875	Wilmington Trust Corp.	101,200
		197,369	4.58%

Surgical & Medical Instruments & Apparatus
1,800	Teleflex Inc.	113,418	2.64%

Telephone & Telegraph Apparatus
4,000	Polycom, Inc. *	111,120	2.58%

Wholesale - Misc Durable Goods
4,800	Pool Corp	95,184	2.21%

Total for Common Stock (Cost $4,530,953)		$ 4,199,031	97.40%

CASH EQUIVALENTS
112,590	SEI Daily Income Treasury Government CL B 4.25% **	112,590	2.62%
	(Cost $112,590)

Total Investment Securities		4,311,621	100.02%
	(Cost $4,643,543)

Liabilities In Excess of Other Assets		(687)	-0.02%

Net Assets		$ 4,310,934	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

December 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  22

Paradigm Funds

Statement of Assets and Liabilities	Value	Select
December 31, 2007	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 115,583,524	$11,103,906

Cash	751,590	-
Receivable for Fund Shares Sold	1,930,006	10,681
Dividend Receivable	72,195	8,316
Interest Receivable	27,229	456
Total Assets	118,364,544	11,123,359
Liabilities:
Payable for Securities Purchased	319,970	-
Payable for Fund Shares Redeemed	1,409,952	-
Payable to Advisor	198,170	14,316
Due to Broker	189,915	-
Total Liabilities	2,118,007	14,316
Net Assets	$ 116,246,537	$11,109,043
Net Assets Consist of:
Paid In Capital	$ 106,834,058	$ 9,792,995
Accumulated Undistributed Realized Gain (Loss) on Investments
& Securites Sold Short - Net	126,621	(7,436)
Unrealized Appreciation in Value of Investments Securities - Net	9,285,858	1,323,484
Net Assets	$ 116,246,537	$11,109,043

Net Asset Value and Offering Price (Note 2)	$ 49.27	$ 27.91

* Investments at Identified Cost	$ 106,297,666	$ 9,780,422

Shares Outstanding (Unlimited number of shares	2,359,219	397,994
authorized without par value)

Statement of Operations
For year ended December 31, 2007

Investment Income:
Dividends	$ 1,000,099	$ 124,821
Interest	240,099	18,430
Total Investment Income	1,240,198	143,251
Expenses:
Investment Advisor Fees	2,009,151	168,798
Dividend Expense on Securities Sold Short	850	-
Interest Expense	15,384	-
Total Expenses	2,025,385	168,798
Net Expenses	2,025,385	168,798

Net Investment Income (Loss)	(785,187)	(25,547)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	4,292,670	17,379
Net Realized Loss on Short Positions	(139,456)	-
Net Change in Unrealized Appreciation on Investments	(485,915)	565,965
Net Change in Unrealized Depreciation on Short Positions	26,741	-
Net Realized and Unrealized Gain on Investments	3,694,040	583,344

Net Increase in Net Assets from Operations	$ 2,908,853	$ 557,797

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  23

Paradigm Funds
		Capital
Statement of Assets and Liabilities	Opportunity	Appreciation
December 31, 2007	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 5,631,366	$ 4,311,621

Receivable for Fund Shares Sold	5,931	431
Receivable for Securities Sold	144,657	-
Dividend Receivable	6,722	2,893
Interest Receivable	1,866	392
Total Assets	5,790,542	4,315,337
Liabilities:
Payable for Securities Purchased	170,723	-
Payable to Advisor	7,239	4,403
Total Liabilities	177,962	4,403
Net Assets	$ 5,612,580	$ 4,310,934
Net Assets Consist of:
Paid In Capital	$ 5,409,965	$ 4,654,284
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(1,946)	(11,428)
Unrealized Appreciation (Depreciation) in Value of Investments Securities - Net	204,561	(331,922)
Net Assets	$ 5,612,580	$ 4,310,934

Net Asset Value and Offering Price (Note 2)	$ 22.94	$ 19.10

* Investments at Identified Cost	$ 5,426,805	$ 4,643,543

Shares Outstanding (Unlimited number of shares	244,716	225,659
authorized without par value)

Statement of Operations
For year ended December 31, 2007

Investment Income:
Dividends	$ 52,312	$ 52,451
Interest	21,241	6,955
Total Investment Income	73,553	59,406
Expenses:
Investment Advisor Fees	110,847	60,628
Total Expenses	110,847	60,628
Less: Expenses Waived	(27,712)	(8,661)
Net Expenses	83,135	51,967

Net Investment Income (Loss)	(9,582)	7,439

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	167,757	(11,428)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(204,857)	(331,922)
Net Realized and Unrealized Gain (Loss) on Investments	(37,100)	(343,350)

Net Decrease in Net Assets from Operations	$ (46,682)	$ (335,911)

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  24

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2007	1/1/2006	1/1/2007	1/1/2006
	to	to	to	to
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
From Operations:
Net Investment Income (Loss)	$ (785,187)	$ (407,047)	$ (25,547)	$ (11,368)
Net Realized Gain on Investments and Short Positions	4,153,214	3,205,287	17,379	187,917
Change in Net Unrealized Appreciation (Depreciation)	(459,174)	3,942,314	565,965	573,918
Increase in Net Assets from Operations	2,908,853	6,740,554	557,797	750,467
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	(3,925,744)	(2,842,085)	(17,970)	(168,833)
Total Distributions to Shareholders	(3,925,744)	(2,842,085)	(17,970)	(168,833)
From Capital Share Transactions:
Proceeds From Sale of Shares	100,524,715	37,434,212	5,370,689	3,551,778
Proceeds from Redemption Fees (Note 2)	27,242	11,050		-
Shares Issued on Reinvestment of Dividends	3,867,545	2,787,753	17,970	168,833
Cost of Shares Redeemed	(43,898,992)	(11,390,456)	(1,493,447)	(149,198)
Net Increase from Shareholder Activity	60,520,510	28,842,559	3,895,212	3,571,413

Net Increase in Net Assets	59,503,619	32,741,028	4,435,039	4,153,047

Net Assets at Beginning of Period	56,742,918	24,001,890	6,674,004	2,520,957

Net Assets at End of Period	$116,246,537	$56,742,918	$11,109,043	$ 6,674,004

Accumulated Undistributed Net Investment Income	$ -	$ -	$ -	$ -

Share Transactions:
Issued	1,967,239	797,945	199,502	138,973
Reinvested	78,195	57,420	638	6,376
Redeemed	(854,854)	(246,214)	(54,151)	(6,218)
Net Increase in Shares	1,190,580	609,151	145,989	139,131
Shares Outstanding Beginning of Period	1,168,639	559,488	252,005	112,874
Shares Outstanding End of Period	2,359,219	1,168,639	397,994	252,005

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  25

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Capital Appreciation

	1/1/2007	1/1/2006	1/1/2007*
	to	to	to
	12/31/2007	12/31/2006	12/31/2007
From Operations:
Net Investment Income (Loss)	$ (9,582)	$ (6,176)	$ 7,439
Net Realized Gain (Loss) on Investments	167,757	89,363	(11,428)
Change in Net Unrealized Appreciation (Depreciation)	(204,857)	293,121	(331,922)
Increase (Decrease) in Net Assets from Operations	(46,682)	376,308	(335,911)
From Distributions to Shareholders:
Net Investment Income	-	-	(7,433)
Net Realized Gain from Security Transactions	(166,837)	(85,969)	-
Total Distributions to Shareholders	(166,837)	(85,969)	(7,433)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,073,387	59,941	4,857,053
Proceeds from Redemption Fees (Note 2)	-	-	-
Shares Issued on Reinvestment of Dividends	166,837	85,969	7,401
Cost of Shares Redeemed	(132,952)	(5,980)	(210,176)
Net Increase from Shareholder Activity	2,107,272	139,930	4,654,278

Net Increase in Net Assets	1,893,753	430,269	4,310,934

Net Assets at Beginning of Period	3,718,827	3,288,558	-

Net Assets at End of Period	$ 5,612,580	$ 3,718,827	$ 4,310,934

Accumulated Undistributed Net Investment Income	$ -	$ -	$ -

Share Transactions:
Issued	82,592	2,576	235,472
Reinvested	7,238	3,704	386
Redeemed	(5,324)	(269)	(10,199)
Net Increase in Shares	84,506	6,011	225,659
Shares Outstanding Beginning of Period	160,210	154,199	-
Shares Outstanding End of Period	244,716	160,210	225,659

*Commencement of operations.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  26

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2007	1/1/2006	1/1/2005	1/1/2004	1/1/2003 *
throughout the period:	to	to	to	to	to
	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value - Beginning of Period	$ 48.55	$ 42.90	$ 37.51	$ 28.83	$ 20.00
Net Investment Loss **	(0.40)	(0.47)	(0.40)	(0.44)	(0.33)
Net Gains on Securities (realized and unrealized)	2.84	8.69	7.75	9.69	12.52
Total from Investment Operations	2.44	8.22	7.35	9.25	12.19

Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(1.73)	(2.58)	(1.96)	(0.57)	(3.36)
Total Distributions	(1.73)	(2.58)	(1.96)	(0.57)	(3.36)
Proceeds from Redemption Fee (Note 2)	0.01	0.01	-	-	-

Net Asset Value - End of Period	$ 49.27	$ 48.55	$ 42.90	$ 37.51	$ 28.83
Total Return ***	5.03%	19.19%	19.61%	32.09%	60.89%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 116,247	$ 56,743	$ 24,002	$ 14,528	$ 4,213

Ratio of Expenses to Average Net Assets,
Excluding Dividends on Securities Sold Short
and Interest Expense	2.00%	2.00%	2.00%	1.99%	2.00%
Ratio of Dividend Expense on Securities Sold Short
and Interest Expense to Average Net Assets	0.02%	0.02%	0.06%	0.04%	-
Ratio of Expenses to Average Net Assets	2.02%	2.02%	2.06%	2.03%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.78%	-1.02%	-0.98%	-1.34%	-1.28%

Portfolio Turnover Rate	59.75%	69.95%	67.39%	91.66%	138.81%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2007	1/1/2006	1/1/2005*
	to	to	to
	12/31/2007	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 26.48	$ 22.33	$ 20.00
Net Investment Loss **	(0.06)	(0.08)	(0.08)
Net Gains on Securities (realized and unrealized)	1.54	4.92	2.49
Total from Investment Operations	1.48	4.84	2.41

Distributions (From Net Investment Income)	-	-	-
Distributions (From Capital Gains)	(0.05)	(0.69)	(0.08)
Total Distributions	(0.05)	(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	-	-

Net Asset Value - End of Period	$ 27.91	$ 26.48	$ 22.33
Total Return ***	5.57%	21.67%	12.06%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 11,109	$ 6,674	$ 2,521

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-0.23%	-0.30%	-0.36%

Portfolio Turnover Rate	64.68%	72.15%	68.56%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  27

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2007	1/1/2006	1/1/2005*
	to	to	to
	12/31/2007	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 23.21	$ 21.33	$ 20.00
Net Investment Income (Loss) **	(0.04)	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	0.47	2.47	1.49
Total from Investment Operations	0.43	2.43	1.53

Distributions (From Net Investment Income)	-	-	(0.02)
Distributions (From Capital Gains)	(0.70)	(0.55)	(0.18)
Total Distributions	(0.70)	(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-	-	-

Net Asset Value - End of Period	$ 22.94	$ 23.21	$ 21.33
Total Return ***	1.85%	11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 5,613	$ 3,719	$ 3,289

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.67%	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	-0.17%	-0.18%	0.21%

Portfolio Turnover Rate	169.26%	122.62%	129.06%

Paradigm Capital Appreciation Fund

Financial Highlights - Paradigm Capital Appreciation Fund

Selected data for a share outstanding throughout the period:	1/1/2007*
to
12/31/2007

Net Asset Value - Beginning of Period	$ 20.00
Net Investment Income (Loss) **	0.04
Net Gains (Loss) on Securities (realized and unrealized)	(0.91)
Total from Investment Operations	(0.87)

Distributions (From Net Investment Income)	(0.03)
Distributions (From Capital Gains)	-
Total Distributions	(0.03)
Proceeds from Redemption Fee (Note 2)	-

Net Asset Value - End of Period	$ 19.10
Total Return ***	(4.34)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,311

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.40%
Ratio of Net Investment Loss to Average Net Assets	-0.03%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.20%
Ratio of Net Investment Income to Average Net Assets ****	0.17%

Portfolio Turnover Rate	82.42%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  28

NOTES TO FINANCIAL STATEMENTS

PARADIGM FUNDS

December 31, 2007

1.) ORGANIZATION

The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Capital Appreciation Fund (“Capital Appreciation”) commenced operations on January 1, 2007. The Paradigm Capital Appreciation Fund's investment objective is long-term capital appreciation. The Advisor to Value, Opportunity, Select and Capital Appreciation (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, or when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of December 31, 2007, management does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the fair value measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade

2007 Annual Report  29

Notes to the Financial Statements - continued

date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the specific identification basis in computing gain or loss on sale of investment securities.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each fund is calculated by taking the total value of the fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During fiscal year ended December 31, 2007 proceeds from redemption fees were $27,242, $0, $0 and $0 for Value, Select, Opportunity and Capital Appreciation, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2004.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. For the fiscal year ended December 31, 2007 net investment loss of $785,187, $25,547 and $9,582 was reclassified to paid in capital for Value, Select and Opportunity, respectively.

3.) INVESTMENT ADVISORY AGREEMENTS

Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor.  Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds.  The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  For its services and payment of certain Fund expenses as described below, the Advisor receives an

2007 Annual Report  30

Notes to the Financial Statements - continued

annual investment management fee of 2.00% of the average daily net assets from both Value and Opportunity; 1.50% of the average daily net assets from Select and 1.40% of the average daily net assets from Capital Appreciation.  As a result of the above calculation, for the fiscal year ended December 31, 2007, the Advisor earned management fees totaling $2,009,151, $110,847 (before the waiver described below), $168,798 and $60,628 (before the waiver described below) for Value, Opportunity, Select and Capital Appreciation, respectively.  At December 31, 2007, $198,170, $7,239, $14,316 and $4,403 was due to the Advisor from Value, Opportunity, Select and Capital Appreciation, respectively.  The Advisor has contractually agreed to waive management fees and/or reimburse Opportunity and Capital Appreciation to the extent necessary to maintain total annual operating expenses of those Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% and 1.20%, respectively, of daily net assets through May 1, 2008.  A total of $27,712 and $8,661 was waived for the fiscal year ended December 31, 2007 in Opportunity and Capital Appreciation, respectively.  The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust.  These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2007 for the Trust. Under the Management Agreements, the Advisor pays these fees.

4.) INVESTMENTS

For the fiscal year ended December 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

                                                                         Capital

                                    Value                    Select                Opportunity           Appreciation

Purchases               $109,002,922

           $11,132,734

                 $10,658,628            $8,167,183

Sales

                    $56,311,638

             $6,826,657

                   $8,651,375

                       $3,624,802

There were no purchases or sales of U.S. Government obligations. Only Value held short positions. Purchases of investment covers and sales of securities sold short aggregated $1,191,585 and $139,748, respectively for 2007.

For federal income tax purposes, at December 31, 2007 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

                                                                                                      Capital
                                                      Value                       Select               Opportunity        Appreciation

Cost of Investments                    $106,336,557

         $9,787,858

  $5,428,751         $4,643,543

Gross Unrealized Appreciation     $16,177,738

         $1,742,472                $508,828            $320,636

Gross Unrealized Depreciation     ($6,930,771)

          ($426,424)

                ($306,213)          ($652,558)

Net Unrealized Appreciation

   (Depreciation) on Investments    $9,246,967                $1,316,048

                 $202,615           ($331,922)

5.) CAPITAL SHARES

At December 31, 2007, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2007:

                                                      Value                   Select              Opportunity         Capital Appreciation

Shares Issued

    and Outstanding                       2,359,219

                    397,994

                        244,716                     225,659

Paid in Capital                        $106,834,058

                $9,792,995

                    $5,409,965                 $4,654,284

6.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2007, Charles Schwab & Co., Inc. held through an omnibus account, in aggregate, 44.47% of Value, and therefore  may be deemed to control the Fund. Candace King Weir and Wells Fargo Investments, for the benefit of its customers, held, in aggregate, 41.80% and 27.42%, respectively, of Opportunity, and therefore each may be deemed to control the Fund.

2007 Annual Report  31

Notes to the Financial Statements - continued

Michael J. Rosenthal and Wells Fargo Investments, for the benefit of its customers, held, in aggregate, 28.57% and 29.52%, respectively, of Select, and therefore each may be deemed to control the Fund. Also, Candace King Weir and Wells Fargo Investments, for the benefit of its customers, held, in aggregate, 39.18% and 50.21%, respectively, of Capital Appreciation, and therefore each may be deemed to control the Fund.

7.) AVERAGE BORROWINGS

Periodically, Value may seek to obtain loans from its brokers for the purposes of funding redemptions or purchasing securities up to the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral. Interest on margin accounts is computed on the settled margin balance in the account. The annual rate of interest which is charged on the settled margin balance may vary from the broker’s base rate, depending on the amount of the settled debit balance in the account. During the year ended December 31, 2007, the Value Fund had an average loan balance of $199,641 and paid an average interest rate of 8.55%. As of December 31, 2007, $189,915 was due to broker.  At December 31, 2007, cash of $751,590 and common stock noted on schedule of investments was held in a segregated account at custodian and is being held as collateral.

8.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 were as follows:

Fiscal Year Ended

Fiscal Year Ended

December 31, 2007

December 31, 2006

PARADIGM VALUE FUND

Ordinary Income

                $               -

                  $               -

Short-term Capital Gain

         -

              32,020

Long-term Capital Gain

        3,925,744

          2,810,065

      $3,925,744

        $2,842,085

PARADIGM SELECT FUND

Ordinary Income

                            $               -

                  $               -

Short-term Capital Gain                                                           -

  51,457

Long-term Capital Gain

 17,970

                        117,376

     $      17,970

       $    168,833

PARADIGM OPPORTUNITY FUND

Ordinary Income

                             $               -

                   $              -

Short-term Capital Gain                                                            -

   72,635

Long-term Capital Gain

            166,837

               13,334

      $    166,837

       $      85,969

 PARADIGM CAPITAL APPRECIATION FUND (Inception date January 1, 2007)

Ordinary Income

                   $       7,433

Short-term Capital Gain

          -

Long-term Capital Gain

                                                          -

        $      7,433

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                Value                                  Select

Undistributed ordinary

  income/(accumulated losses)

                           $                -0-                       $              -0-

Undistributed long-term capital

  gain/(accumulated losses)

   $        165,512                                       -0-

Unrealized appreciation/(depreciation)

                                  9,246,967

                             1,316,048

                                            $9,412,479

   $1,316,048

                                                                                                        Capital

                     Opportunity                        Appreciation

Undistributed ordinary

  income/(accumulated losses)

                                 $             -0-

                            $           -0-

Undistributed long-term capital

  gain/(accumulated losses)                                                     $             -0-

                                 (11,428)

Unrealized appreciation/(depreciation)

                                        202,615

                               (331,922)

                                             $     202,615

     $(343,350)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

9.) CAPITAL LOSS CARRYFORWARD

At December 31, 2007 the Capital Appreciation Fund had available for federal tax purposes an unused capital loss of $11,428, of which the entire amount expires in 2015. Capital loss carryfor-

2007 Annual Report  32

Notes to the Financial Statements (Unaudited) - continued

wards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

2007 Annual Report  33

DISCLOSURE OF EXPENSES

(Unaudited)

Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund consist solely of management fees.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent.  IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Funds on June 30, 2007 and held through December 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds.  In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

                                                                Expenses Paid
                                                                    Beginning                   Ending                       During the Period*

                                                                 Account Value          Account Value                 June 30, 2007 to

                                                     June 30, 2007       December 31, 2007             December 31, 2007

Actual                                   $1,000.00                   $958.99                                $9.97

Hypothetical                          $1,000.00                 $1,015.02                             $10.26

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND

                                                                Expenses Paid
                                                                    Beginning                   Ending                       During the Period*

                                                                 Account Value          Account Value                 June 30, 2007 to

                                                     June 30, 2007       December 31, 2007             December 31, 2007

Actual                                   $1,000.00                   $965.64                              $7.43

Hypothetical                         $1,000.00                 $1,017.64                              $7.63

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2007 Annual Report  34

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND

                                                                Expenses Paid
                                                                    Beginning                   Ending                       During the Period*

                                                                 Account Value          Account Value                 June 30, 2007 to

                                                     June 30, 2007       December 31, 2007             December 31, 2007

Actual                                  $1,000.00                   $892.87                              $7.16

Hypothetical                         $1,000.00                 $1,017.64                              $7.63

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM CAPITAL APPRECIATION FUND

                                                                Expenses Paid
                                                                    Beginning                   Ending                       During the Period*

                                                                 Account Value          Account Value                 June 30, 2007 to

                                                     June 30, 2007       December 31, 2007             December 31, 2007

Actual                                   $1,000.00                   $862.24                               $5.63

Hypothetical                          $1,000.00                 $1,019.16                              $6.11

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2007 Annual Report  35

ADDITIONAL INFORMATION

December 31, 2007

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

(Unaudited)

Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com.  For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2007 Annual Report  36

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

To The Shareholders and

Board of Trustees

Paradigm Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund ("the Funds") as of December 31, 2007, and the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended for Paradigm Value Fund, Paradigm Opportunity Fund, and Paradigm Select Fund, and for the year then ended for the Paradigm Capital Appreciation Fund, and the financial highlights for each of the four years in the period then ended for the Paradigm Value Fund, each of the three years in the period then ended for the Paradigm Opportunity Fund and Paradigm Select Fund, and for the year then ended for the Paradigm Capital Appreciation Fund.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the periods indicated prior to December 21, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Funds' custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Paradigm Funds, as of December 31, 2007, the results of their operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended for Paradigm Value Fund, Paradigm Opportunity Fund, and Paradigm Select Fund, and for the year then ended for the Paradigm Capital Appreciation Fund, and the financial highlights for each of the four years in the period then ended for the Paradigm Value Fund, each of the three years in the period then ended for the Paradigm Opportunity Fund and Paradigm Select Fund, and for the year then ended for the Paradigm Capital Appreciation Fund, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

February 21, 2008

2007 Annual Report  37

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2007.  The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by a “2”.

Interested Trustees and Officers

Name, Address[1], and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Candace King Weir[2], (1944)	President and Trustee	Indefinite Term, Since 2002	Investment Manager of PCM Ventures International, LLC (November 2001 - current) and PCM Ventures II, LLC (June 2003 - current); Investment Manager and principal of PCM Ventures LLC (January 1997 - current); Director and President of Paradigm Capital Management, Inc. (1993 - current); Director and President of C.L. King & Associates, a registered broker dealer (1972 - current); CEO, Portfolio Manager and Member of PCM Advisors LLC (December 2004 - current). CEO and Member of Paradigm Funds Advisor LLC (July 2005 - current).	4	None
Charles J. DiVencenzo, Jr. (1960)	Secretary	Indefinite Term, Since 2006

Senior Vice President and Chief Operating Officer of Paradigm Capital Management, Inc. (January 2006 - current); Vice President of The Hartford (Investment Products Division) (April 1998 - January 2006).

				NA	NA
John V. Gulick (1972)	Chief Compliance Officer	Indefinite Term, Since 2006	Compliance Officer of Paradigm Capital Management, Inc. (April 2005 - current); Senior Compliance Analyst of GE Asset Management, Inc. (February 2001 - March 2005).	NA	NA
Robert A. Benton, (1954)	Treasurer and Chief Financial Officer	Indefinite Term, Since 2002

Senior Vice President and Chief Financial Officer of C.L. King & Associates, a registered broker dealer (February 2001 - current); Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (February 2001 - March 2004).

				NA	NA

Independent Trustees

Name, Address[1], and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Carl A. Florio, CPA[3], (1948)	Independent Trustee	Indefinite Term, Since 2005	Eastern Regional President of First Niagara Bank (2005 - current); President and Chief Executive Officer of Hudson River Bank & Trust Company (1996 - 2005).	4	Director, Amer. Bio Medica; Director, Hudson River Bank & Trust Co. Foundation
Lewis Golub[4], (1931)	Independent Trustee	Indefinite Term, Since 2002	Chairman of the Board, Golub Corporation - DBA Price Chopper Supermarkets (1950 - current).	4	Director, Racemark Int'l; Director, TaylorMade Inc.; Director, DOT Foods, Inc.
Anthony J. Mashuta, (1956)	Independent Trustee	Indefinite Term, Since 2004	President and Chairman of the Board of Cool Insuring Agency, Inc. (1988 - current).	4	Director, Proctor's Theatre
William P. Phelan [5], (1956)	Independent Trustee	Indefinite Term, Since 2007	Chief Executive Officer of Flatburger Technologies (2006 - current); Chief Executive Officer of OneMade, Inc. (1999 - 2004).	4	Director, MTI Micro

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Effective January 22, 2008 Mr. Florio is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust’s investment advisor, Paradigm Funds Advisor LLC.  Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Lewis Golub is a limited partner in PCM Partners, LP II.  As of December 31, 2007 he owned 1.10% of the PCM Partners, LP II partnership, the value of which was $2.2 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

5 William P. Phelan is a limited partner in PCM Partners, LP II.  As of December 31, 2007 he owned 0.87% of the PCM Partners, LP II partnership, the value of which was $1.7 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Fund’s Trustees and may be obtained without charge by calling 1-800-239-0732.

Board of Trustees

Carl A. Florio

Lewis Golub

Candace King Weir

Anthony Mashuta

William P. Phelan

Investment Advisor

Paradigm Funds Advisor LLC

Nine Elk Street

Albany, NY 12207-1002

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Dr., Suite 400

Broadview Hts., OH 44147

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm Funds.  This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/07	FYE 12/31/06
Audit Fees	$33,950	$25,925
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$7,350
All Other Fees	$2,450	$2,150

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 12/31/07	FYE 12/31/06
Registrant	$12,450	$9,500
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir

Candace King Weir

President

Date:           3-4-2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir

Candace King Weir

President

Date:           3-4-2008

By: /s/ Robert A. Benton

Robert A. Benton

Chief Financial Officer

Date:           3-4-2008